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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                    -------------


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)               OCTOBER 29, 1996

                                               --------------------------------

                                  AVANT! CORPORATION
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                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    Delaware                        0-25864                     94-3133226
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(STATE OR OTHER JURISDICTION      (COMMISSION                 (IRS EMPLOYER
OF INCORPORATION)                 FILE NUMBER)             IDENTIFICATION NO.)


1208 East Arques Avenue, Sunnyvale, California                             94086
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

Registrant's telephone number, including area code    (408) 738-8881
                                                 --------------------


--------------------------------------------------------------------------------
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                                                                 Total pages:  6
                                                         Exhibit Index on Page 4

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 29, 1996, Avant! Corporation (the "Registrant") and Meta-Software, Inc. ("Meta") announced the completion of their previously announced merger of the two companies. Stockholders of both companies approved the merger at the companies' respective special stockholder meetings convened on October 29, 1996. The businesses of both the Registrant and Meta will now be operated under the name "Avant! Corporation."

         In the merger, each outstanding share of Meta common stock was converted into the right to receive 0.438 of a share of the Registrant's common stock. The common stock of Meta ceased to be traded on the Nasdaq National Market after the close of trading on October 30, 1996.

         The additional information required by this Item was previously reported in the Registrant's Joint Proxy Statement/Prospectus dated September 30, 1996.

ITEM 5.  OTHER EVENTS.

         Effective upon consummation of the merger, Shawn M. Hailey, President and Chief Executive Officer of Meta, was appointed to the Registrant's Board of Directors. Y. Eric Cho, Tench Coxe and Gerald C. Hsu, members of the Board of Directors of the Registrant at the time of the merger, will continue to serve on the Board of Directors of the Registrant. Robert C. Kagle, a member of the Board of Directors of the Registrant at the time of the Merger, resigned upon consummation of the merger. Mr. Hsu will continue to serve as Chairman, President and Chief Executive Officer of the Registrant.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The information required by this Item was previously reported in the Registrant's Joint Proxy Statement/Prospectus dated September 30, 1996.

(b) PRO FORMA FINANCIAL INFORMATION.

         The information required by this Item was previously reported in the Registrant's Joint Proxy Statement/Prospectus dated September 30, 1996.

(c) EXHIBITS.

Exhibit No.   Description
-----------   -----------
99.1          Press release dated October 29, 1996, announcing the
              effectiveness of the merger of Registrant and Meta.


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVANT! CORPORATION
                                       ------------------
                                       (Registrant)



                                       By: /s/  GERALD C. HSU
                                          -------------------------------------
                                          Gerald C. Hsu
                                          President and Chief Executive Officer

Date:  October 29, 1996


                                          3

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                                  AVANT! CORPORATION

                                    EXHIBIT INDEX

                                                                    SEQUENTIALLY
                                                                        NUMBERED
EXHIBIT NO.   DESCRIPTION                                           PAGE NUMBER
----------    -----------                                           ------------
99.1          Press release dated October 29, 1996, announcing
              the effectiveness of the merger of Avant!
              Corporation and Meta-Software, Inc.